EMBASSY	The Ambassador Fund (Ticker Symbol: EMPIX)
Summary Prospectus	December 30, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.embassyfunds.com/the-ambassador-fund/. You may also obtain this information at no cost by calling 1-877-771-7731 or by sending an e-mail request to info@embassyfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated December 17, 2021 as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of The Ambassador Fund (the “Fund”) is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees to financial intermediaries which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.20%
Other expenses[1]	0.20%
Total annual fund operating expenses	1.40%

[1]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$143	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal circumstances, the Fund pursues its investment objective by investing primarily in “catastrophe” or “cat” bonds (“Cat Bonds”). A Cat Bond is a type of event-linked bond and is a variable rate debt security for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s). The Fund may also seek to gain exposure to reinsurance contracts by investing in notes or preferred shares issued by a special purpose vehicle (“SPV”) the performance of which is tied to underlying reinsurance transaction(s). including shares or notes issued in connection with quota shares (“Quota Shares”), shares or notes issued in connection with excess-of loss, stop-loss, or other non-proportional reinsurance (“Excess of Loss Notes”), and shares or notes issued in connection with industry loss warranties (“ILWs”) (collectively, with Cat Bonds, “insurance-linked securities”). Quota Shares provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses over a specified threshold up to a set limit. ILWs provide exposure to a transaction through which one party (typically an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophe event to the entire insurance industry rather than the losses of any particular insurer.

The Fund may invest in insurance-linked securities when initially offered or in the secondary, over-the-counter market. The Fund may invest in insurance-linked securities and other debt securities of any credit rating, including those rated below investment grade (often called “high yield securities” or “junk bonds”) or, if unrated, determined by the Fund’s sub-advisor to be of comparable quality. The Cat Bonds in which the Fund may invest are typically structured as floating rate securities. Since insurance-linked securities are typically unrated, a substantial portion of the Fund’s assets may be invested in unrated securities that are high risk or speculative. Many of the securities in which the Fund invests are issued by non-U.S. issuers, including those domiciled in emerging market countries. However, because a significant proportion of the Cat Bond market is U.S. dollar-denominated, the Fund’s foreign currency exposure is expected to be limited.

In constructing the Fund’s investment portfolio, the Fund’s sub-advisor, Tangency Capital Investment Advisory Ltd. (“Tangency” or the “Sub-Advisor”), identifies a universe of eligible securities with well-defined risk and return characteristics. The Sub-Advisor employs a research-driven process that evaluates the insurance-linked securities market, and for each security considered, assesses its respective loss distribution to calculate metrics such as expected loss. The Sub-Advisor analyzes a variety of factors such as sponsor reputation, the underlying insured property, trigger mechanisms, and collateral arrangements, using qualitative and quantitative tools. In selecting investments for the Fund, the Sub-Advisor employs catastrophe risk models to calculate a variety of probable loss scenarios and evaluate the merits of each potential investment. The Sub-Advisor may also consider risk models created by independent third parties, the sponsor of an insurance-linked security, or a broker. These risk models are created and updated based on historical data and averages as well as scientific research and probabilistic analysis, and they indicate the likelihood and potential impact of a wide variety of catastrophe events or other specified events that result in physical and/or economic loss. The Sub-Advisor uses risk models as one input in its risk analysis for Fund investments. The Sub-Advisor’s qualitative and quantitative analyses may also guide the Sub-Advisor in determining the desired allocation of insurance-linked securities by peril and geographic exposure.

The Fund may invest in insurance-linked securities across the yield spectrum. The Fund typically invests in Cat Bonds that have maturities of three to five years and in other insurance-linked securities that typically have a term of one year. Most of the Fund’s positions will be held until maturity. In addition, the Fund invests in Cat Bonds and other insurance-linked securities across a varied group of available perils and geographic regions (for example Florida hurricanes, California earthquakes, Japan typhoons, Europe windstorms, and Europe earthquakes). Further, within each region and peril, the Fund seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business. Insurance-linked securities are typically structured using an SPV the proceeds of which are held in a dedicated, escrowed collateral account and are invested in U.S. government securities (e.g., U.S. Treasury bills, U.S. Treasury money market fund shares, or equivalents). If a trigger event occurs, the SPV will liquidate collateral to make the agreed-upon payment and reimburse the counterparty. If no trigger event occurs then the collateral is liquidated at the end of the term and investors are repaid.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than a “diversified” mutual fund. In addition, the Fund concentrates its investments in the financial services group of industries.

The Cat Bonds and other insurance-linked securities in which the Fund seeks to invest substantially all of its assets are typically only available to “qualified institutional buyers” (or “QIBs”), as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). To qualify as a QIB, the Fund must have at least $100 million in assets. For any period during which the Fund does not qualify as a QIB, it will not be able to purchase Cat Bonds or other insurance-linked securities, which may prevent the Fund from achieving its investment objective.

The Sub-Advisor may sell all or a portion of a position of the Fund’s portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) the Fund’s portfolio requires rebalancing; (2) the Sub-Advisor identifies a more attractive investment opportunity; or (3) the Fund requires cash to meet redemption requests.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. The Fund is not designed to be a complete investment program and the Fund is not suitable as a short-term investment. The Fund is intended for long-term investors. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

•	Insurance-Linked Securities Risk: The principal risk of an investment in an insurance-linked security is that a triggering event(s) (e.g., (i) natural events, such as hurricanes, earthquakes, tornadoes, pandemics, fires and floods; or (ii) certain non-natural events resulting from human activity such as commercial and industrial accidents or business interruptions), will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. For example, major natural disasters (such as in the cases of super typhoon Goni in the Philippines in 2020, monsoon flooding in China in 2020, hurricane Irma in Florida and the Caribbean in 2017, and super storm Sandy in 2012) or commercial and industrial accidents (such as aviation disasters and oil spills) can result in significant losses and investors in insurance-linked securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in insurance-linked securities for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the insurance-linked securities held by the Fund will result in substantial losses to the Fund. A majority of the Fund’s assets will typically be invested in insurance-linked securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this uncertainty, insurance-linked securities carry a high degree of risk.

Cat Bonds. Cat Bonds, a type of event-linked bond, carry significant uncertainties and major risk exposures to adverse conditions. If a trigger event occurs, as defined within the terms of a Cat Bond, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because Cat Bonds cover “catastrophe” events that, if they occur, will result in significant losses, they carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating of a Cat Bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring, resulting in potential loss to the Fund.

Quota Shares, Excess of Loss Notes and ILWs. The Fund may gain exposure to reinsurance contracts through Quota Shares, Excess of Loss Notes and ILWs. Quota Shares, Excess of Loss Notes, and ILWs are generally considered illiquid securities by the Fund, and the Fund will not invest more than 15% of its net assets in illiquid securities.

Quota Shares, Excess of Loss Notes, and ILWs are subject to similar risks discussed above for Cat Bonds. In addition, because Quota Shares, Excess of Loss Notes and ILWs represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund may have limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the ceding sponsor (i.e., the party seeking reinsurance). Accordingly, it may be more difficult for the Sub-Advisor to fully evaluate the underlying risk profile of the Fund’s investment in Quota Shares, Excess of Loss Notes and ILWs, which will place the Fund’s assets at greater risk of loss than if the Sub-Advisor had more complete information. The lack of transparency may also make the valuation of Quota Shares, Excess of Loss Notes and ILWs more difficult and potentially result in mispricing that could result in losses to the Fund.

Risk-Modeling Risk. In selecting investments for the Fund, the Sub-Advisor will consider its internal risk models or view of risk as well as risk models created by independent third parties, the sponsor of an insurance-linked security, or a broker. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophe events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Sub-Advisor intends to use the output of the risk models before and after investment to assess the risk of a particular insurance-linked security or a group of such securities. Risk models are generally created using historical, scientific and other related data, and they generally use quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophe event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Sub-Advisor to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance.

Moral Hazard Risk. Insurance-linked securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. For example, a ceding sponsor might inflate its total claims paid above the Cat Bond trigger level, in order to share its losses with investors in the Cat Bond. Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.

•	QIB Qualification Risk: The Cat Bonds and other insurance-linked securities in which the Fund seeks to invest substantially all of its assets are typically only available to “qualified institutional buyers” (or “QIBs”), as defined in Rule 144A under the 1933 Act. To qualify as a QIB, the Fund must have at least $100 million in assets. Upon commencing operations, the Fund may not immediately reach the $100 million asset level requirement to qualify as a QIB. Additionally, once the Fund reaches the $100 million asset level sufficient to be deemed a QIB, investment losses or redemptions may cause the Fund’s assets to drop below $100 million. For any period during which the Fund does not qualify as a QIB, it will not be able to purchase Cat Bonds or other insurance-linked securities, which may prevent the Fund from achieving its investment objective.

•	Concentration Risk: The Fund concentrates its investments in the financial services group of industries. Concentrating assets in a particular industry, sector of the economy, or markets can increase volatility because the investment will be more susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector compared with a more broadly diversified asset allocation.

•	Industry Risk: The performance of insurance-linked securities and the industry itself are tied to the occurrence of various triggering events, including natural disasters and non-natural disasters. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to the industry may increase. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund.

•	Fixed Income Securities Risk: The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

•	Below Investment Grade Securities and Unrated Securities Risk: The Fund may have exposure, without limitation, to insurance-linked securities that are rated below investment grade or that are unrated but are judged by the Sub-Advisor to be of comparable quality. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a high risk and speculative investment, similar to an investment in “junk bonds.” The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss. The rating also reflects the insurance-linked security’s credit risk and an assessment of the model used to calculate the probability of the trigger event. The rating system for insurance-linked securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. There is no minimum rating on the instruments in which the Fund may invest.

•	Floating-Rate Investment Risk: A significant percentage of the insurance-linked securities in which the Fund invests are expected to be variable rate, or floating-rate, Cat Bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most Cat Bonds in which the Fund currently intends to invest is typically invested in low-risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Fund’s investments in Cat Bonds can decline or may be insufficient to meet the issuer’s obligations and the collateral, if repaid to the Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

•	Foreign Investment Risk: Because the majority of insurance-linked security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist primarily of Cat Bonds, Quota Shares, Excess of Loss Notes and ILWs that provide the Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

•	Emerging Markets Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

•	Valuation Risk: From time to time, the Fund will need to fair-value portfolio securities at prices that differ from third party pricing inputs in order to more accurately reflect the sales price the Fund could receive in a reasonable period of time for any particular portfolio investment or groups of investments. Investors who purchase or redeem Fund shares on days when the Fund is pricing or holding fair-valued securities may pay a higher or lower price for the shares, or may receive more or less redemption proceeds than they would have received if certain of the Fund’s securities had not been fair-valued, or if a different valuation methodology had been used. Such pricing differences can be significant and can occur quickly during times of market volatility, particularly for securities that trade in thin or illiquid markets. In addition, pricing of insurance-linked securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event may occur. Even after a natural disaster or other triggering event occurs, the pricing of insurance-linked securities is subject to uncertainty for a period of time until event parameters, ultimate loss amounts and other factors are finalized and communicated to the Fund. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, shareholders could lose money upon redemption or could pay too much for shares purchased.

•	Illiquidity and Restricted Securities Risk: Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would prefer, or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for insurance-linked securities, even for those securities deemed to be liquid. There can be no assurance that a liquid market for the Fund’s investments will exist or be maintained. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. The Fund may invest up to 15% of its net assets in securities that are illiquid.

Certain of the securities in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid pursuant to the applicable procedures, there can be no guarantee that any such categorization will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities, and the Fund may incur additional expense when disposing of restricted securities, including costs to register the sale of the securities. This may result in losses to the Fund and investors.

•	Limited Availability and Reinvestment Risk: Investment opportunities in insurance-linked securities may be limited, which may limit the amount of assets the Fund may be able to invest in insurance-linked securities. The limited availability of insurance-linked securities may be due to a number of factors, including seasonality, limited selection that meets the Fund’s investment objective and lack of availability of insurance-linked securities in the secondary market. Primary issuance of Cat Bonds (in particular wind-related Cat Bonds) tend to be concentrated outside of summer and early fall months while Quota Share, ILW and Excess of Loss Note issuance tends to correspond with typical reinsurance renewal months (January, April, June, and July). Thereafter, the availability of insurance-linked securities is subject to natural fluctuations in the secondary market. Therefore, if insurance-linked securities held by the Fund mature or if the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than normal until insurance-linked securities meeting the Fund’s investment objective become available. Despite higher issuance volume in the primary market and increased access to the secondary market for insurance-linked securities in recent years, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold.

•	Management and Strategy Risk: The evaluation and selection of the Fund’s investments depend on the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect.

•	Credit Risk: The insurance-linked securities in which the Fund invests will be subject to credit risk. The principal invested in many insurance-linked securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain insurance-linked securities, the collateral account may be invested in higher yielding, higher risk securities. Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A small portion of the insurance-linked securities in which the Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the reinsurer. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the reinsurer, the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral. Such non-payments and defaults may reduce the income to the Fund and negatively impact the value of Fund shares.

•	Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular issuer, company, or asset class such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for individual consumers and borrowers, credit markets and corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries.

•	Currency Risk: It is expected that a substantial portion of the Fund’s investments in insurance-linked securities will be U.S. dollar-denominated investments. To the extent the Fund invests in non-U.S. dollar-denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Non-Diversification Risk: The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	Recent Market Events: An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

•	New Advisor Risk: The Fund’s advisor is a newly organized investment advisor and has no operating history or performance track record.

•	No Operating History: The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

•	LIBOR Risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end on December 31, 2021. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

•	Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and the Sub-Advisor

Embassy Asset Management LP is the Fund’s investment advisor (“Embassy” or the “Advisor”). Tangency Capital Investment Advisory Ltd. is the Fund’s Sub-Advisor.

Portfolio Manager

Niall MacGillivray is the portfolio manager primarily responsible for the day-to-day management of the Fund. Mr. MacGillivray has managed the Fund since the Fund’s inception in December 2021.

Purchase and Sale of Fund Shares

The Fund is generally sold to (i) institutional investors, including registered investment advisors (RIAs), that meet certain qualifications and have completed an educational program provided by the Advisor; and (ii) clients of such institutional investors. The minimum initial investment (which may be waived or reduced in certain circumstances) is $250,000, which applies at the RIA level. These minimums may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisors or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Advisor.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not generally sold through financial intermediaries other than certain registered investment advisers, and no sales loads are charged to investors or paid to financial intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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